Exhibit 10.7

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of May 30, 2017, among Viking Ocean Cruises II Ltd, Viking Sea Ltd, Viking Sun Ltd, Viking Ocean Cruises Ship V Ltd, Viking Ocean Cruises Ship VI Ltd, Viking Ocean Cruises Ship VII Ltd, Viking Ocean Cruises Ship VIII Ltd, Viking Ocean Cruises Ship IX Ltd, Viking Ocean Cruises Ship X Ltd, Viking Ocean Cruises Ship XI Ltd, Viking Ocean Cruises Ship XII Ltd, and Viking USA LLC (each, a “Guaranteeing Subsidiary” and, collectively, the “Guaranteeing Subsidiaries”), each a subsidiary of Viking Cruises Ltd (or its permitted successor), an exempted company incorporated with limited liability organized under the laws of Bermuda (the “Company”), the Company, the other Guarantors (as defined in the Indenture referred to herein) and The Bank of New York Mellon Trust Company, N.A., as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (as amended, the “Indenture”), dated as of May 8, 2015 providing for the issuance of 6.250% Senior Notes due 2025 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances a Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which such Guaranteeing Subsidiary shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.    CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.    GUARANTEE. Each Guaranteeing Subsidiary hereby provides an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.

4.    NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

5.    NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

6.    COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7.    EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

8.    THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

VIKING CRUISES LTD

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING OCEAN CRUISES II LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING SUN LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING SEA LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

[Signature Page to Second Supplemental Indenture]

VIKING OCEAN CRUISES SHIP V LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING OCEAN CRUISES SHIP VI LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING OCEAN CRUISES SHIP VII LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING OCEAN CRUISES SHIP VIII LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

[Signature Page to Second Supplemental Indenture]

VIKING OCEAN CRUISES SHIP IX LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING OCEAN CRUISES SHIP X LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING OCEAN CRUISES SHIP XI LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING OCEAN CRUISES SHIP XII LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

[Signature Page to Second Supplemental Indenture]

VIKING USA LLC, as Guaranteeing Subsidiary

By:	/s/ W. David B. Kippen
Name: W. David B. Kippen
Title: Member

VIKING OCEAN CRUISES LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING OCEAN CRUISES FINANCE LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING OCEAN CRUISES SHIP I LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

[Signature Page to Second Supplemental Indenture]

VIKING OCEAN CRUISES SHIP II LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING OCEAN CRUISES SHIP IV LTD, as Guaranteeing Subsidiary

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

DILO HOLDINGS LIMITED, as Guarantor

By:	/s/ Yumi Kim
Name: Yumi Kim
Title: Director

LASPENTA HOLDINGS LIMITED, as Guarantor

By:	/s/ Yumi Kim
Name: Yumi Kim
Title: Director

[Signature Page to Second Supplemental Indenture]

VIKING CATERING AG, as Guarantor

By:	/s/ Gabi Hans
Name: Gabi Hans
Title: Member of Board

VIKING CROISIERES S.A., as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING RIVER CRUISES AG, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING RIVER CRUISES (BERMUDA) LTD., as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING RIVER CRUISES, INC., as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

[Signature Page to Second Supplemental Indenture]

VIKING RIVER CRUISES (INTERNATIONAL) LLC, as Guarantor

By:	/s/ W. David B. Kippen
Name: W. David B. Kippen
Title: Member

VIKING RIVER CRUISES LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

VIKING RIVER CRUISES UK LIMITED, as Guarantor

By:	/s/ Wendy Atkin-Smith
Name: Wendy Atkin-Smith
Title: Managing Director

VIKING SERVICES LTD, as Guarantor

By:	/s/ W. David B. Kippen
Name: W. David B. Kippen
Title: Director

VIKING RIVER TOURS LTD, as Guarantor

By:	/s/ W. David B. Kippen
Name: W. David B. Kippen
Title: Director

[Signature Page to Second Supplemental Indenture]

PASSENGER FLEET LTD, as Guarantor

By:	/s/ Dmitry Ryabov
Name: Dmitry Ryabov
Title: General Director

[Signature Page to Second Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	[Illegible]
Authorized Signatory

[Signature Page to Second Supplemental Indenture]